Exhibit 10.19(a)

                          AMENDMENT TO OPTION AGREEMENT

         THIS AMENDMENT to the Option Agreement, dated June 3, 1998 (the "Option Agreement"), by and between HERSHA HOSPITALITY LIMITED PARTNERSHIP, a Virginia limited partnership (the "Partnership"), and the individuals listed on Exhibit A attached hereto (the "Hersha Partners") is entered into as of the 4th day of December, 1998.

         The Partnership and the Hersha Partners desire to amend the Option Agreement as follows:

         1. Paragraph 1.g. of the Option Agreement is hereby deleted and the following paragraph is substituted therefor:

                           g. "Hotel  Property"  means any Property that is used
                  in whole or in part for hotel purposes, including, without limitation, motels, motor inns, extended-stay hotels and the like, whether in fee or leasehold, that is acquired or developed by Hersha within 15 miles of any of the Initial Hotels or any hotel subsequently acquired by the Partnership, including the Hampton Inn, Danville, Pennsylvania, the Harrisburg Inn, Harrisburg, Pennsylvania, the Sleep Inn, Pittsburgh, Pennsylvania and the land owned by Hersha Affiliates in Carlisle, Pennsylvania, together with all improvements and fixtures now or hereafter located thereon, all rights, privileges and easements appurtenant thereto, and all tangible and intangible personal property owned by Hersha Affiliates and used in connection therewith.

         2. Paragraph 3.b.(1) of the Option Agreement is hereby deleted and the following paragraph is substituted therefor:

                           (1) The purchase  price of the subject Hotel Property
                  pursuant to the Option shall be the greater of the Fair Market Value or the Minimum Option Price, except in the case of the Hampton Inn, Danville, Pennsylvania or the Sleep Inn, Pittsburgh, Pennsylvania, in which case if the Option is exercised by the Partnership, the Partnership and the Hersha Affiliate that owns the hotel will use a purchase price methodology similar to the methodology used for the Holiday Inn Express hotels in Hershey, Pennsylvania and New Columbia, Pennsylvania, the Hampton Inn hotel in Carlisle, Pennsylvania and the Comfort Inn hotel in Harrisburg, Pennsylvania and fix the rent until the hotel has two years of operating history. In addition, if the Option is exercised by the Partnership with respect to the Hampton Inn, Danville, Pennsylvania or the Sleep Inn, Pittsburgh, Pennsylvania, it will issue units of limited partnership interest in the Partnership ("Units") valued at $6.00 per Unit as consideration for the purchase of the hotel. With respect to each Hotel Property other than the Hampton Inn, Danville, Pennsylvania and the Sleep Inn, Pittsburgh, Pennsylvania, if the Minimum Option Price exceeds the Fair Market Value, the Partnership shall have the right to terminate the Acquisition Agreement within ten (10) days following receipt by the Partnership of the determination of Fair Market Value.

         3. The Partnership and the Hersha Partners hereby agree that all remaining terms of the Option Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first written above.


                                          HASU P. SHAH

                                          /s/ HASU P. SHAH
                                          ------------------------------------


                                          JAY H. SHAH

                                          /s/ JAY H. SHAH
                                          ------------------------------------


                                          NEIL H. SHAH


                                          /s/ NEIL H. SHAH
                                          ------------------------------------


                                          BHARAT C. MEHTA


                                           /s/ BHARAT C. MEHTA
                                          ------------------------------------


                                          KANTI D. PATEL

                                           /s/ KANTI D. PATEL
                                          ------------------------------------

                                          RAJENDRA O. GANDHI


                                          /s/ RAJENDRA O. GANDHI
                                          ------------------------------------


                                          KIRAN P. PATEL


                                          /s/ KIRAN P. PATEL
                                          ------------------------------------



                                          DAVID L. DESFOR


                                          /s/ DAVID L. DESFOR
                                          ------------------------------------


                                          MADHUSUDAN I. PATNI


                                          /s/ MADHUSUDAN I. PATNI
                                          ------------------------------------


                                          MANAHAR GANDHI


                                           /s/  MANAHAR GANDHI
                                          ------------------------------------

                                          Hersha HOSPITALITY LIMITED PARTNERSHIP


                                          By:      Hersha Hospitality Trust
                                                   Its General Partner



                                                   By:  /s/ Hasu P. Shah
                                                       --------------------
                                                            Its: President
                                                                 ----------

                                    EXHIBIT A

                                 Hersha Partners

Hasu P. Shah
Jay H. Shah
Neil H. Shah
Bharat C. Mehta
Kanti D. Patel
Rajendra O. Gandhi
Kiran P. Patel
David L. Desfor
Madhusudan I. Patni
Manahar Gandhi